SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   Form 8-K/A
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


      Date of  Report                                         May 9, 2001


                        Commission file number 000-26213


                             Arc Communications Inc.
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             (Exact Name of Registrant as specified in its charter)


       New Jersey                                     22-3201557
       ----------                                     ----------
 (State of Incorporation)                       (IRS Identification No.)


                              788 Shrewsbury Avenue
                         Tinton Falls, New Jersey 07724
                                  732/219-1766
         (Registrant's Address, including ZIP Code and telephone number)


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Item 5. Removal of Ethel Kaplan as a Director

On April 10, 2001, the Board of Directors of Arc Communications Inc. (the "Registrant") removed Ms. Ethel Kaplan as a member for "cause" and appointed Michael Rubel, the Registrant's Chief Operating Officer, to serve as a director until the next annual meeting of the Registrant. At the present time, there is no dispute between the Registrant and Ms. Kaplan regarding her removal.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Arc Communications Inc.
                                              -----------------------
                                                   (Registrant)


                                              By:  /s/  Michael Rubel
                                                  -----------------------
                                                  Michael Rubel
                                                  Chief Operating Officer



Date:    May 8, 2000